UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Exchange Act Rule 14a-12

Ramaco Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! RAMACO RESOURCES, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET V87813-P46669 You invested in RAMACO RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice & Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2026 11:30 AM ET Virtually at: www.virtualshareholdermeeting.com/METC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. RAMACO RESOURCES, INC. 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET Voting Items 1. Election of Directors Nominees: 01) Bryan H. Lawrence 02) David E. K. Frischkorn, Jr. 03) Michael R. Graney For 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. To approve an amendment to the Ramaco Resources, Inc. Long-Term Incentive Plan (“LTIP”) to increase the number of shares of Class A common stock subject to the LTIP by an additional 4,000,000 shares. 4. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. V87814-P46669